Recording Requested by And
When Recorded Return To:

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(Space Above this line for Recorder's Use)

DEED OF TRUST

(With Security Agreement, Assignment of Leases and Rents
and Fixture Filing)

This DEED OF TRUST ("Deed of Trust") is made as of the 31st day of August, 2007, by and among Cardinal Communications, Inc., Millstone Development LLC, and Sovereign Partners LLC (collectively, "Grantor"), _______, ("Trustee"), and in favor of Crestview Capital Masters, LLC and The Elevation Fund, LLC (collectively, "Beneficiary") (Grantor's, Trustee's and Beneficiary's addresses being set forth in Section 7.4 hereof);

WITNESSETH

A. Grantor is justly indebted to Beneficiary, as evidenced by that certain Promissory Note (the "Note") of even date herewith, made by Grantor and payable to the order of Beneficiary in the original principal amount of $125,000.00, bearing interest and being payable as to principal as described therein with a final maturity as set forth therein.

B. Grantor intends by the execution and delivery of this Deed of Trust to secure the payment by Grantor of all of its obligations, debts, and liabilities under or pursuant to the Note, and the other indebtedness and obligations described in Section 1.1 hereafter, in accordance with the terms thereof and hereof (all of such obligations, debts and liabilities being sometimes hereinafter referred to as the "Indebtedness").

C. Grantor represents to Beneficiary that all acts and things necessary to make the Indebtedness the valid obligation of Grantor, and to constitute this instrument a valid deed of trust for the security of the Indebtedness have been done.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, and to secure the payment of the Indebtedness and the due performance of the covenants, agreements, and provisions contained herein, Grantor does hereby irrevocably GRANT, BARGAIN, SELL, ASSIGN, and CONVEY unto the Trustee, and unto its successors and assigns and unto its or their successors and assigns, in trust, with power of sale and rights of entry and possession all of Grantor's present and future estate, right, title and interest in and to the following described property, whether such property is now or hereafter in existence:

(a) The real property situated in Jefferson County, Colorado, more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes, which real property is not used principally for agricultural or farming purposes, together with all and singular the rights, benefits, privileges, easements, tenements, hereditaments, and appurtenances thereunto in anywise belonging or appertaining, together with the interest of Grantor in and to all streets, alleys, and rights-of-way thereto (the "Property").

(b) All improvements (the "Improvements") existing and to exist at any time hereafter upon the above-described real property and all fixtures, materials, equipment, apparatus, furnishings, chattels, and other property, real and personal, tangible or intangible (excluding cash), now or hereafter installed, attached or used on said real property or the improvements, and which are owned by Grantor and used in the operation and enjoyment of said real property and Improvements or otherwise furnished to the tenants thereon or therein (and not owned by such tenants), including, but not limited to, all heating, lighting, refrigeration, cooking, laundry, plumbing, ventilating, incinerating, water heating, cooling and air-conditioning equipment, fixtures, and appurtenances, all engines, machines, boilers, dynamos, elevators, tanks, awnings, screens, cabinets, shades, blinds, carpets, draperies, furniture, floor covering, and other goods, chattels, and personal property as are ever used or furnished in connection with the operation, use, and employment of the real property and the Improvements or the activities conducted therein, and all renewals, replacements, and substitutions therefor and additions thereto. It is hereby agreed that, to the extent permitted by law; all of the foregoing properties and fixtures are to be deemed and held to be a part of and affixed to the said real property or the above-described improvements.

TO HAVE AND TO HOLD the Property unto the Trustee and unto his successors or substitutes in this trust, and unto his or their respective successors and assigns and the heirs of such assigns, forever, IN TRUST, and for the uses and purposes hereinafter set forth forever, and Grantor does hereby bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND the Property unto the Trustee and unto its respective successors and assigns against any and every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

IN TRUST, NEVERTHELESS, with power of sale, for the equal and ratable benefit and security of the present and future holders of all the Indebtedness for the payment thereof and the performance of and compliance with the covenants and conditions of this Deed of Trust.

As additional security for the payment of the Indebtedness, Grantor hereby GRANTS, TRANSFERS and ASSIGNS unto Beneficiary, absolutely, presently and unconditionally all and singular the interests of Grantor, as lessor, in and to all lease, rental, and occupancy agreements covering the Improvements or any space therein, together with all rents, income and profits arising from said leases and any and all extensions and renewals thereof; and together with Grantor's interest in any lease that may be made hereafter affecting the Property; provided, however, that so long as there shall exist no uncured Event of Default, as that term is hereinafter defined, Grantor shall have a license to collect, but not more than one (1) month in advance, all rents, issues, and profits from the Property and to retain, use, and enjoy the same. Upon the occurrence of an Event of Default, Beneficiary may terminate Grantor's license in its discretion at any time without notice to Grantor, whereupon Beneficiary may direct any or all lessees and tenants of the Property, and any or all statutory trustees or other persons in possession of such rents, issues, and profits, to pay and deliver the same to the holder of the Indebtedness to be applied upon any delinquency in the performance of the terms of such Indebtedness and this instrument, in which case the holder of such Indebtedness shall be, upon the occurrence of an Event of Default, authorized to collect and receive the same by all lawful means. No action taken by Beneficiary to collect any rents, issues and profits will make Beneficiary a "mortgagee-in-possession" of the Property unless Beneficiary, personally or by agent, enters into actual possession of the Property.

PROVIDED, HOWEVER, and these presents are on the express condition, that if Grantor shall pay or cause to be paid the principal of, interest upon, and all other amounts payable under and with respect to the Indebtedness and shall also pay, or cause to be paid, all other sums otherwise payable hereunder by Grantor, then these presents and the estate and rights hereby granted shall cease, terminate, and be void, and thereupon Beneficiary, on demand of Grantor, and upon the payment of the costs and expenses thereof by Grantor, shall duly execute, acknowledge, and deliver to Grantor such instruments of reconveyance, satisfaction or release in respect of the Property and all other rights and interests covered hereby, as may be necessary or proper to reconvey and discharge this Deed of Trust of record and, if necessary, shall grant, reassign, and deliver to Grantor, its successors, or assigns, all and singular the Property and all additions thereto and substitutions therefor, and the said rights and interests then subject to the lien of this Deed of Trust; otherwise, this Deed of Trust shall be and remain in full force and effect.

THIS DEED OF TRUST FURTHER WITNESSETH that Grantor has agreed and covenanted, and does hereby agree and covenant with the Trustee, his successors and assigns in this trust, and with the holders from time to time of all of the Indebtedness secured hereby, as follows:

ARTICLE I

Indebtedness Secured

Section 1.1. The Indebtedness. This instrument is executed and delivered by Grantor to secure and enforce each of the items of indebtedness or obligations (collectively the "Indebtedness") described below:

(a) The payment of principal of and interest upon the Note.

(b) All indebtedness of Grantor to Beneficiary arising pursuant to the provisions of this instrument.

(c) All renewals and extensions, in whole or in part, of any of the Indebtedness described in this Section.

(d) All funds advanced by Beneficiary to or for the benefit of Grantor, as contemplated by any covenant or provision herein contained.

Section 1.2. Payment of the Indebtedness. The Indebtedness shall be payable to Beneficiary at Beneficiary's address set forth in Section 7.4 hereof, or at such other place as Beneficiary may, by notice given in accordance with the notice provisions hereof, direct, or at such place and in such manner as Grantor and Beneficiary shall mutually agree. If any of the Indebtedness shall be collected by legal proceedings or through bankruptcy court, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by any option given to Beneficiary to mature same, Grantor agrees that a reasonable sum shall be paid by Grantor as attorneys' or collection fees, and shall be a part of the Indebtedness.

ARTICLE II

Covenants of Grantor and Grantee

Section 2.1. Further Assurances. At any and all times Grantor will do, execute, acknowledge, deliver, file, and/or record, and will cause to be done, executed, acknowledged, delivered, filed, and/or recorded all and every such further acts, deeds, conveyances, mortgages, transfers, and assurances in law as the Trustee or the holder of the Indebtedness shall reasonably require for the better assuring, conveying, transferring, mortgaging, assigning, and confirming unto the Trustee of all and singular the hereditaments, premises, estates, and property hereby or by subsequent instruments conveyed, transferred, mortgaged, assigned, or confirmed unto the Trustee, or intended so to be.

Section 2.2. Payment of the Note. Grantor will duly and punctually pay the principal of and interest on the Note and will pay, comply with, and/or perform (as the case may be) all other amounts or obligations constituting a part of the Indebtedness, and will not suffer or permit any default to occur under this Deed of Trust, but will faithfully observe and perform all of the conditions, covenants, and requirements hereof in accordance with the terms of this Deed of Trust.

Section 2.3. Recordation. Grantor will cause this Deed of Trust and every additional instrument which shall be executed supplemental or amendatory hereto or pursuant to the provisions hereof, forthwith upon execution, to be filed and recorded as a Deed of Trust in such manner and in such place as may, in the opinion of the holder of the Indebtedness, be required by law in order fully to preserve and protect the lien of this Deed of Trust, and will, to the extent permitted by law, pay any mortgage recording, filing, or stamp taxes or other taxes legally due upon such recording and filing of this Deed of Trust or the issuing of the Note and all other Indebtedness, and will punctually and fully comply with the requirements of any and every mortgage recording tax or other law affecting the due recording and re-recording and filing and re-filing of this Deed of Trust or of such additional instruments in such manner as may be necessary fully to preserve, continue, and protect the security and validity of the Note and all other Indebtedness, the lien of this Deed of Trust on the Property, and the rights and remedies of the Trustee and his successors, substitutes, and assigns.

ARTICLE III

Insurance, Taxes, and Restoration of the Property

Section 3.1. Property Insurance. Grantor shall maintain general liability insurance in amounts and with deductibles reasonably determined by Grantor and all risk building insurance in an amount not less than the full replacement value of the Improvements. The insurance described in this section shall also contain, to the extent available at commercially reasonable rates, a lender's loss payable endorsement in favor of Beneficiary.

Section 3.2. Payment of Taxes and Assessments by Grantor.

(a) Grantor shall pay or cause to be paid, before delinquent, all taxes and assessments, water and sewer rents, rates, and charges, charges for public utilities, excises, levies, license and permit fees, and other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which at any time during the term of this Deed of Trust may have been or may be assessed, levied, confirmed, imposed upon, or become due or payable out of or in respect of, or become a lien on, the Property or any part thereof, or any appurtenance thereto (all such taxes, assessments, water or sewer rents, rates, and charges, charges for public utilities, excises, levies, license and permit fees and other governmental charges being hereinafter referred to as "Impositions," and any of the same being hereinafter referred to as an "Imposition"); provided, however, that if, by law, any Imposition may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Grantor may, so long as no Event of Default shall exist under this Deed of Trust exercise the option to pay the same (and any accrued interest on the unpaid balance of such Impositions) in installments and, in such event, shall pay such installments as may become due during the terms of this Deed of Trust as the same respectively become due and before any fine, penalty, further interest, or cost may be added thereto.

(b) Nothing herein contained shall require Grantor to pay income taxes assessed against Beneficiary, or any capital levy, corporation franchise, excess profits, estate, succession, inheritance, or transfer taxes of Beneficiary.

(c) Grantor shall have the right to contest the amount or validity, in whole or in part, of any Imposition, or to seek a reduction in the valuation of the Property or any personal property located thereon as assessed for real estate or personal property tax purposes by appropriate proceedings diligently conducted in good faith, provided that if such contest will place the Property in jeopardy of foreclosure of any lien resulting from any Imposition that Grantor shall post a bond or other security therefor reasonably acceptable in form and amount to Beneficiary.

Section 3.3. Damage or Destruction by Fire or Other Casualty.

(a) If the Improvements are not reconstructed after a fire or casualty and proceeds of any insurance are applied in part to the debt evidenced by other debt to which this Deed of Trust is subordinate, Grantor agrees to pay to Beneficiary any remaining proceeds (after application to such superior debts) to be applied to the principal balance of, and any accrued and unpaid interest on, the Note.

Section 3.4. Failure of Grantor to Perform Covenants. If Grantor shall fail to perform any of the covenants contained in this Article, the holder of the Indebtedness may make advances to perform the same on behalf of Grantor, but shall be under no obligation so to do; and all sums so advanced hereunder or under Sections 3.1 and 3.2 shall be at once repayable by Grantor, and shall

bear interest at the highest rate permitted under applicable law, and shall be secured hereby, but no such advance shall release Grantor from any default hereunder. The maker of any such advance shall be subrogated to all the rights of the party or entity receiving such payment. Subject to the provisions of Article IV hereof, any failure to perform the covenants of this Article shall be deemed to be an Event of Default.

ARTICLE IV

Remedies

Section 4.1. Events of Default. If any one or more of the following events (herein called "Events of Default") shall happen, that is to say:

(a) If default shall be made in the payment of any installment of principal or interest on the Note, or on any other Indebtedness when and as the same shall become due and payable and such default shall continue and remain uncured for a period of ten (10) days after written notice from Beneficiary to Grantor specifying such default and requesting that same be remedied;

(b) If default shall be made in the observance or performance of any other of the nonmonetary covenants, agreements and conditions on the part of Grantor contained in this Deed of Trust or under the Note and such default or breach shall continue and remain uncured for a period of thirty (30) days after written notice from Beneficiary to Grantor specifying such default or breach (provided if such default cannot reasonably be cured in such thirty (30) day period, Grantor shall have an additional reasonable period of time in which to complete such cure).

Section 4.2. Remedies upon Default. In case of the happening of any Event of Default, then, and in every such case, any or all of the following remedies may be availed of, to wit (subject in all events to the provisions of Section 7.7 hereof):

(a) the whole amount of the Indebtedness may, at the option of the holder or holders thereof, be declared, by notice in writing delivered or mailed to Grantor at the address hereinafter provided, to be immediately due and payable and shall thereby be and become fully matured and payable.

(b) The holder or holders of the Note and any other Indebtedness may at its or their election proceed by suit or suits at law or in equity to enforce the payment of such Indebtedness in accordance with the terms thereof and hereof, including the right to have a receiver appointed by a court of competent jurisdiction, and to foreclose the lien of this Deed of Trust as against all or any portion of the Property, and to have said property sold under the judgment or decree of a court of competent jurisdiction.

(c) The holder or holders of the Note and any other Indebtedness may, by their agents or attorneys or by court appointed receiver but shall not be obligated so to do, (i) enter into and upon all or any part of the Property and exclude Grantor, Grantor's agents, servants, and lessees wholly therefrom and, having and holding the same, (ii) use, operate, manage, and control the Property or any part thereof, and upon every such entry; and in any such case the holder or holders of the Indebtedness shall have the right to manage the Property, to carry on the business thereof, to lease all or any part thereof and to exercise all rights and powers of Grantor with respect to the same, in such manner as to such holder or holders may seem proper, and such holder or holders shall be entitled to collect and receive all earnings, income, rents, issues, and profits of the same and every part thereof, applying the net proceeds so derived, first, to the cost of maintenance and operation of the Property and, second, to the payment of all of the Indebtedness, principal and interest, application to be made first to interest, then to principal, and the balance thereof, if any, shall be paid to the Grantor. Upon the payment of the aforesaid costs and Indebtedness, the Property shall be returned to Grantor in its then condition and such holder or holders shall not be liable to Grantor for any damage to or injury of the Property, except such as may be caused through its or their willful misconduct.

(d) The holder or holders of the Note and any other Indebtedness may cause any or all the Property to be sold under the power of sale granted by this Deed of Trust in any manner permitted by applicable law.

(e) The holder or holders of the Note and any other Indebtedness may exercise any other right or remedy available at law or in equity.

Section 4.3. Sale Under Power of Sale. For any sale under power of sale granted by this Deed of Trust, Trustee must record and give all notices required by law and then, upon the expiration of such time as is required by law, Trustee may sell the Property upon any terms and conditions specified by the holder or holders of the Indebtedness and permitted by applicable law. If the Property consists of several lots, parcels or items of property, the holder or holders of the Indebtedness may, in their sole discretion: (i) designate the order in which such lots, parcels or items shall be offered for sale or sold, or (ii) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner the holder or holders of the Note and any other Indebtedness deems in their best interest. Any person, including Grantor, Trustee or the holder of any of the Indebtedness, may purchase at any sale hereunder, and the holder of any of the Indebtedness shall have the right to purchase at any sale hereunder by crediting upon the bid price the amount of Indebtedness held by such holder; provided, however, that such holder shall not be entitled to a credit on any such bid in excess of the outstanding principal balance and accrued interest on the Note. The above limitation on the right of the holder of the Indebtedness to make credit bids at any sale of the Property shall not preclude such holder from supplementing its allowable credit bid with such amount of additional cash as such holder may deem appropriate.

Should the holder or holders of the Indebtedness desire that more than one sale or other disposition of the Property be conducted, the holder or holders of the Indebtedness may, at their option, cause the same to be conducted simultaneously, or successively, on the same day, or at such different times or days and in such order as the holder or the holders of the Indebtedness may deem to be in their best interest, and no such sale shall terminate or otherwise affect the lien of this Deed of Trust on any part of the Property not sold until the Indebtedness has been fully paid. If the holder or holders of the Indebtedness elect to dispose of the Property through more than one sale, Grantor agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein the same may be made, including reasonable compensation to Trustee and the holder or holders of the Indebtedness, their agents and counsel, and to pay all expenses, liabilities and advances made or incurred by Trustee with respect to such sale or sales, together with interest on all such advances made by Trustee at the maximum rate permitted by law to be charged by Trustee. Upon any sale hereunder, Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any representation or warranty of any kind whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession; any of the recitals of fact in any such deed or deeds, such as with respect to the default, the giving of notice of the default and notice of sale, and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts and any such deed or deeds shall be conclusive against all persons as to such facts recited therein.

Section 4.4. Proceeds of Sale. The proceeds of any sale under this Deed of Trust shall be applied in the following manner:

(a) FIRST: Payment of the costs and expenses of the sale, including but not limited to Trustee's fees, legal fees and disbursements, title charges and transfer taxes, and payment of all expenses, liabilities and advances made by Trustee, together with interest on all advances made by the Trustee at the maximum rate permitted to be charged by Trustee under applicable law.

(b) SECOND: Payment of the amount of all advances made for the account of Grantor by the holder or holders of any of the Indebtedness for the protection of the Property, with interest upon such advances as herein provided, without preference to one type of claim over another but in the proportion that the unpaid balance due each such holder bears to the unpaid balance of all such advances.

(c) THIRD: Payment of the then outstanding balance of principal of, and interest accrued on, the Note and all other Indebtedness, pari passu, and to the payment of attorneys' fees and disbursements, and collection costs provided herein and in the Note.

(d) FOURTH: The remainder, if any, shall be paid to Grantor or such other person or persons legally entitled thereto.

Section 4.5. Waiver of Marshalling. Grantor waives all rights to direct the order in which any of the Property will be sold in the event of any sale under this Deed of Trust, and also any right to have any of the Property marshalled upon any sale.

Section 4.6. Adjournment of Sale; Possession for Sale.

(a) To the extent permitted by applicable law, the Trustee may from time to time adjourn any sale to be made by him hereunder by announcement at the time and place of such adjourned sale, and without further publication, except as otherwise required by law, may make such sale at the time and place to which the same may be so adjourned.

(b) Upon any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, it shall not be necessary for the Trustee or any public officer acting under execution or order of court to have physically present or constructively in his possession any of the Property.

Section 4.7. Presumption as to Prerequisites to Sale. In case of any sale hereunder, all prerequisites to the sale shall be presumed to have been performed, and in any conveyance given hereunder, all statements of fact, or other recitals therein made as to the nonpayment of money secured, or as to the request to the Trustee to enforce this trust, or as to the proper and due appointment of any substitute trustee, or as to the advertisement of sale, or time, place, and manner of sale, or as to any other preliminary fact or thing shall be taken in all courts of law or equity as prima facie evidence that the facts so stated or recited are true.

Section 4.8. Remedies Not Exclusive.

(a) Subject to the limitations set forth in Section 7.7 hereof, no remedy herein conferred upon or reserved to the Trustee or the Beneficiary, or the holder or holders of the Indebtedness is intended to be exclusive of any other remedy or remedies; but each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon the occurrences of any Event of Default shall impair any such right or powers or shall be construed to be a waiver of any such default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

(b) The holders of the Indebtedness may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of any of the Indebtedness, in whole or in part, and in such portions and in such order as may seem best to such holders in their sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, or liens created hereby.

Section 4.9. Grantor - Tenant at Will after Sale. Grantor agrees that after any sale hereunder, Grantor and/or all parties occupying the Property, or any part thereof, shall, at the option

of the purchaser at such sale, be mere tenants at the will and sufferance of the purchaser(s) at such sale or sales, and that such purchaser(s) shall be entitled to immediate possession thereof, and that if Grantor or any such tenant or tenants fail to vacate the Property, or any part thereof immediately at such purchaser's request, such purchaser(s) may, and shall have the right to, file or institute an action in forcible entry and detainer or institute or maintain any other action or suit or exercise any other rights or remedies given landlords under any statute or law. Notwithstanding the above, however, at the option of any purchaser at such sale, any tenant leases covering the Property or any part thereof in effect at the time of such sale shall remain in full force and effect and such purchaser shall automatically become the "landlord" thereunder with all rights and obligations accruing to the landlord thereunder.

Section 4.10. Payment of Expenses. Should either party hereto employ an attorney or attorneys to enforce any of the provisions hereof or to protect its interest in any manner arising under this Deed of Trust, the nonprevailing party in any action pursued in courts of competent jurisdiction (the finality of which is not legally contested) agrees to pay to the prevailing party all reasonable costs, damages, and expenses, including reasonable attorneys' fees, expended or incurred in connection therewith.

Section 4.11. Request for Notice. Grantor requests that a copy of any notice of default and notice of sale required by law be mailed to it at its address stated in Section 7.4 below.

ARTICLE V

The Trustee

Section 5.1. Successor Trustee. In case of the absence, death, disability, refusal, or failure of the Trustee herein named to act, or for any other reason if the holder or holders of the Indebtedness shall so desire, the holder or holders of the Indebtedness are hereby authorized and empowered to name, constitute, and appoint, by recording a written substitution in the county where the Property is located, or in any other manner permitted by law, another trustee in the place and stead of the Trustee herein originally named or in the place and stead of any other trustee later substituted therefor, all of whom successively shall while so acting have all of the title, rights, powers, and authority and be charged with all of the duties that are conferred or charged upon the Trustee. Any conveyance by such substitute trustee or by any trustee later substituted therefor as aforesaid to the purchaser at any sale as herein provided shall be equally valid and effective. Any such right to appoint a successor or substitute trustee shall exist as often and whenever from any of the said causes any trustee, original or substitute, cannot or will not act hereunder.

Section 5.2. Trustee's Responsibilities. The Trustee shall have no duties and shall not be obligated to perform any acts other than those herein expressly set forth or intended. Without limitation, the Trustee shall not be responsible for the execution, acknowledgment, or validity of this Deed of Trust, or of any instrument amendatory hereof or supplemental hereto or of the Note or

of any other Indebtedness, or for the sufficiency of the security purported to be created hereby. The Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. The Trustee shall be entitled to reimbursement for all expenses incurred by him in the performance of his duties.

ARTICLE VI

Security Agreement and Fixture Filing

Section 6.1. Grant of Security Interest. Without limiting any of the provisions of this Deed of Trust, Grantor, as debtor, and referred to as "Debtor" in this Article, does hereby grant unto Beneficiary, its successors and assigns, as secured party (hereinafter in this Article called "Secured Party"), a security interest in all goods, trade names, warranties, guaranties, contract rights, furniture and furnishings, equipment, inventory, materials, apparatus, property, and fixtures owned by Debtor and now or hereafter located on the Property and used in the operation and enjoyment of the Property, or otherwise furnished to the tenants, including both those now and those hereafter existing, whether tangible or intangible (excluding cash) (herein called the "Collateral") to the full extent that such properties may be subject to the Uniform Commercial Code of the state in which the Property is located, (herein called the "Code").

Section 6.2. Rights in Event of Default.

(a) Upon the occurrence of an Event of Default and at any time thereafter, in addition to all other rights and remedies which Secured Party may then have hereunder and under the Code, or otherwise, but subject to the limitations set forth in Section 7.8 hereof, Secured Party at its option may:

(i) Reduce its claim to judgment, or foreclose or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure.

(ii) After notification as hereafter provided, sell or otherwise dispose of, at its office or elsewhere as chosen by Secured Party, all or any part of the Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Indebtedness has been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral.

(iii) At its discretion, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code.

(iv) Apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Debtor hereby consents to any such appointment.

(v) Buy the Collateral at any public sale.

(vi) Buy the Collateral at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations.

(b) Secured Party shall be entitled to apply the proceeds of any sale or other disposition of the Collateral in the following order: First, to the payment of all of its reasonable expenses, including attorneys' fees and other legal expenses, incurred in holding and preparing the Collateral, or any part thereof, for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling the same; and next, toward payment of the balance of the Indebtedness in such order and manner as Secured Party in its discretion may deem advisable. Secured Party shall account to Debtor for any surplus. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other person entitled under the Code to notice. It is agreed that notice sent or given not less than (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purpose of this paragraph.

Section 6.3. Right to Take Possession. Among the rights of Secured Party in the event an Event of Default occurs, and without limitation, Secured Party shall have the right to take possession of the Collateral and to enter upon any premises where same may be situated for such purpose without being deemed guilty of trespass and without liability for damages thereby occasioned, and to take any action deemed necessary or appropriate or desirable by Secured Party, at its option and in its discretion, to repair, refurbish, or otherwise prepare the Collateral for sale, lease, or other use or disposition as herein authorized.

Section 6.4. Recitals in Instrument of Sale. All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, transfer, assignment, lease, or other disposition or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein, no other proof shall be requisite to establish full legal propriety of the sale or other action or of any fact, condition, or thing incident thereto, and all prerequisites of such sale or other action and of any fact, condition or thing incident thereto shall be presumed to have been performed or to have occurred.

Section 6.5. Assembling of Collateral. Secured Party may require Grantor to assemble the Collateral and make it available to Secured Party at the Property. All expenses of retaking, holding, preparing for sale, lease, or other use or disposition, selling, leasing, or otherwise using or disposing of the Collateral and the like which are incurred or paid by Secured Party as authorized or permitted hereunder, including also all attorneys' fees, legal expenses, and costs, shall be added to the Indebtedness and Debtor shall be liable therefor.

Section 6.6. Financing Statements. Grantor hereby agrees, if requested to do so by Secured Party, to execute from time to time any and all financing statements which may be filed in any proper filing offices in the county and state in which the Property is located. Upon the full payment of the Indebtedness, Secured Party shall deliver, in recordable form, appropriate termination statements.

Section 6.7. Other Remedies of Secured Party. Secured Party may, at its option, dispose of or have disposed of the Collateral in accordance with Secured Party's rights and remedies in respect of the Property as elsewhere set forth in this Deed of Trust, all without limiting any rights and/or privileges herein granted to Secured Party.

Section 6.8. Fixture Filing. IT IS UNDERSTOOD THAT SOME OF THE PROPERTY DESCRIBED HEREIN ARE GOODS THAT ARE OR ARE TO BECOME FIXTURES RELATED TO THE REAL ESTATE DESCRIBED HEREIN, AND IT IS INTENDED THAT, AS TO THOSE GOODS, THIS DEED OF TRUST SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING FROM THE DATE OF ITS FILING FOR RECORD IN THE REAL ESTATE RECORDS OF JEFFERSON COUNTY. THE NAME OF THE RECORD OWNER OF THE PROPERTY IS REAL ESTATE EQUITIES JOINT VENTURE. INFORMATION CONCERNING THE SECURITY INTEREST CREATED BY THIS INSTRUMENT MAY BE OBTAINED FROM THE BENEFICIARY, AS SECURED PARTY, AT THE ADDRESS SHOWN IN SECTION 7.4. THE ADDRESS OF GRANTOR IS ALSO SET FORTH IN SECTION 7.4.

ARTICLE VII

Miscellaneous

Section 7.1. Condemnation. If at any time during the term hereof any portion of the Property shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation among Beneficiary, Grantor, and those authorized to exercise such right, all awards payable as a result thereof (after deduction of reasonable fees and expenses of collection, including, but not limited to, reasonable attorneys' and experts' fees) shall be paid and applied in accordance with the terms of the Deed of Trust. Upon any such taking, Grantor shall comply with the terms of the Deed of Trust with respect to any repairs, restorations, alterations, or replacements necessary to restore the Property to a functional unit.

Section 7.2. Successors and Assigns. Whenever in this Deed of Trust any of the parties hereto are named or referred to, this shall be deemed to include the successors or assigns of such parties, and all the covenants and agreements in this Deed of Trust contained by or on behalf of Grantor or Beneficiary shall be binding upon and inure to the benefit of the successors and assigns of Grantor and Beneficiary, whether so expressed or not.

Section 7.3. Partial Invalidity. The invalidity or unenforceability in particular circumstances of any portion of this Deed of Trust shall not extend beyond such provision or such circumstances and no other provision hereof shall be affected thereby. If, from any circumstances whatever, fulfillment of any provision of this Deed of Trust, the Note or any other instrument, or the exercise of any right or option whatsoever contained in the Note, this Deed of Trust or any other instrument, shall involve transcending the limit of validity prescribed by the applicable usury statute or any other law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity so that in no event shall Grantor or any of the successors in title or assigns of Grantor be obligated in any respect to pay interest on the principal of any of the Indebtedness at a higher rate than is permitted by law to be charged, it being the intention of the parties to conform strictly to the applicable usury laws of the state in which the Property is located and any other applicable law.

Section 7.4. Notices. Any notice to be given or to be served upon any party hereto, in connection with this Deed of Trust, must be in writing and may be given by certified or registered mail with postage prepaid or by overnight courier or telecopy or other similar facsimile transmission or by other reasonable means, but in any event, such notice shall be deemed to have been given when delivered to and received or refused by the party to whom it is addressed. Such notices shall be given to the parties hereto at the addresses set forth below. Any party hereto may, at any time by giving five (5) days' written notice to the other party hereto, designate any other address in substitution of the following address to which such notice shall be given:

To Beneficiary: Crestview Capital Masters, LLC
95 Revere Drive, Suite A
Northbrook, IL 60062
ATTN: Stewart Fink

Telecopy: 847.559.5807

With a copy to:	Vince Slusher Beirne, Maynard & Parsons, LLP 1700 Pacific Avenue, Suite 4400 Dallas, TX 75201 Telecopy: 214.237.4340
To Beneficiary:	The Elevation Funds, LLC
To Grantor:	Cardinal Communications, Inc. ~~390 Interlocken Crescent, Suite 900~~ 11025 Dover Street, ~~Broomfield, CO 80021~~ Suite 100 ATTN: Ed Garneau Broomfield, CO 80021 Telecopy: 303.465.3150
To Grantor:	Sovereign Partners, LLC
To Grantor:	Millstone Development, LLC ~~390 Interlocken Crescent, Suite 900~~ 11025 Dover Street ~~Broomfield, CO 80021~~ Suite 100 ATTN: Ed Garneau Broomfield, CO 80021 Telecopy: 303.465.3150
To Trustee:	 Telecopy: _________

Section 7.5. Estoppel Certificates.

(a) Grantor agrees at any time and from time to time, upon not less than ten (10) days' prior written notice by Beneficiary, to execute, acknowledge, and deliver, without charge, to Beneficiary or to any person designated by Beneficiary, a statement in writing certifying that this

Deed of Trust is unmodified (or if there have been modifications, identifying the same by the date thereof and specifying the nature thereof), that Grantor has not received any notice of default (or if Grantor has received such a notice, that it has been revoked, if such be the case), that to the knowledge of Grantor no Event of Default exists hereunder or under any other instrument securing the payment of the Note (or if any such Event of Default does exist, specifying the same).

(b) Beneficiary and Trustee agree at any time and from time to time, upon not less than ten (10) days' prior written notice by Grantor, to execute, acknowledge, and deliver, without charge, to Grantor, or to any person designated by Grantor, a statement in writing stating that no notice of default has been served on Grantor (or if Beneficiary has served such notice, that the same has been revoked, if such be the case), that to Beneficiary's knowledge no Event of Default exists under this Deed of Trust or the Note or under any other instrument securing the payment of the Note (or if any such Event of Default does exist to Beneficiary's knowledge, specifying the same), and a statement setting forth the unpaid principal balance of the Note and the date through which interest has been paid.

Section 7.6. Amendments. This Deed of Trust cannot be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any such change, modification, or discharge is sought.

Section 7.7. Limitation of Liability. Without impairing the rights, powers, privileges, liens, and security interests of this Deed of Trust or under any other security agreement existing as security for the payment of the Note, the Beneficiary and Trustee, by their acceptance hereof, hereby agree that the payment of the Indebtedness shall be enforced solely from the Property and no deficiency or personal judgment, after applying the net proceeds of foreclosure or judicial sale of the Property, shall ever be asserted against Grantor, its partners, successors, or assigns, or any partners of any successors or assigns, for (a) the payment of the Indebtedness, (b) the payment of any interest thereon, (c) the payment of any sums owed under this Deed of Trust or under any other instrument securing payment of the Note, , (d) the payment of any costs of collection of any sums due under the Note or this Deed of Trust, (e) the payment of any other sums owed for any reason hereunder, under the Note or any other instrument securing payment of the Note, or (f) the observance or performance of any of the covenants, conditions, or agreements contained herein, in the Note, in any other security instrument executed and delivered in connection herewith. The provisions set forth in this Section are not intended as any release or discharge of the Indebtedness, but are intended only as a covenant not to sue for a deficiency or personal judgment, it being expressly understood that nothing contained herein, in the Note or any other security agreement executed and delivered in connection herewith shall obligate Grantor, or its successors or assigns further than to bind its or their right, title, and interest in the Property and if an Event of Default shall occur hereunder, under the Note, or under any other security agreement executed and delivered in connection herewith, the sole remedy of the Beneficiary or the holder of the Note shall be foreclosure of the Property and neither Beneficiary, the holder of the Note, nor the beneficiary under any other security agreement executed and delivered in connection herewith shall be entitled to a personal or deficiency judgment, and none shall be sought or entered. Notwithstanding the foregoing, Grantor shall be

personally liable to Beneficiary to the extent and only to the extent that condemnation awards or insurance proceeds received by Grantor and attributable to the Property are not applied in accordance with the terms of this Deed of Trust and then only to the extent Beneficiary suffers a loss as a result of such misapplication.

Section 7.8. Encumbrance or Sale of Property. Grantor may place additional liens or encumbrances on the Property; provided, however, Grantor agrees that any liens placed against the Property after the date hereof shall be expressly subordinate to the lien of this Deed of Trust. Grantor may sell, assign, transfer or otherwise convey the Property, or any portion thereof, subject to the lien of this Deed of Trust without any consent by Beneficiary.

Section 7.9. Change in Grantor. Grantor, or any partner or owner of Grantor, direct or indirect, may sell, assign, transfer, convey, or encumber its or their entire partnership interest(s) in Grantor.

Section 7.10. Actions Pursuant to Loan Documents. Following Beneficiary's satisfaction of the Completion Conditions (as defined in the Agreement of Sale) and the expiration of the Cash Flow Guaranty and provided Grantor has not committed an Event of Default which is then continuing, Beneficiary agrees to give such reasonable consents, waivers, notices, and take such other actions permitted, required or pursuant to the Loan Documents, as directed, and only as directed, by Grantor; provided that none of such actions shall (i) increase the amount of the liability of Beneficiary, (ii) extend the maturity of and senior indebtedness, or (iii) cause Beneficiary to incur any additional cost or expense, unless Grantor agrees to reimburse such costs and expenses, (iv) subject any additional assets of Beneficiary to any liens, or (v) materially adversely affect the lien of this Deed of Trust as security for payment of the Note.

Section 7.11. Headings; Underlinings. The headings of the Sections of this Deed of Trust and the underlining of certain cross references herein are inserted for convenience only and shall not affect the meaning or interpretation hereof.

Section 7.12. Time is of the Essence. Time is of the essence of this Deed of Trust.

Section 7.13. Governing Law. THIS DEED OF TRUST SHALL BE GOVERNED BY COLORADO LAW.

Section 7.14. Release of Deed of Trust. If at any time the Note has been paid in full, this Deed of Trust and all rights hereunder shall automatically terminate and the lien hereof shall be automatically released; provided further that Beneficiary's execution of any reconveyance, instrument or other document shall not be required to effectuate such release, but Beneficiary agrees that it shall upon request by Grantor promptly execute such reconveyances, instruments or other documents so requested to effectuate or evidence such release.

Section 7.15. Conflict Between Security Interest and Mortgage. To the extent that Article VI of this Deed of Trust or state law governing security interests grants or provides to Beneficiary rights with respects to the Collateral which exceed the rights that Beneficiary would have with respect to the real property encumbered hereby, such rights of Beneficiary shall be restricted as to the Collateral to the same extent as those relative to the real property, by way of example, but not limitation, in the event that state law provides to Grantor certain notice rights or redemption rights relative to a foreclosure of real property, Grantor shall have equivalent rights with respect to the foreclosure of the security interest encumbering the Collateral.

Section 7.16. Counterparts. This Deed of Trust may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Grantor and Beneficiary have caused this Deed of Trust to be executed as of the 4th day of September, 2007.

GRANTOR:

Cardinal Communications, Inc.

By: [signature] CEO
Name: V. S. Schwarzwald
Title: Chief Executive Officer

Date of execution:
8/31, 2007

BENEFICIARY:

Crestview Capital Masters, LLC

By: ______________________
Name: ______________________
Title: ______________________

Date of Execution:
__________, 2007

BENEFICIARY:

The Elevation Funds, LLC

By:______________________________
Name:____________________________
Title:_____________________________

Date of Execution:
____________, 2007

STATE OF Arizona §
§
COUNTY OF Maricopa §

On this 31 day of August, 2007, before me, the undersigned, a Notary Public of said State, duly commissioned and sworn, personally appeared V. S. Schwegert, ____________ of Cardinal Communications, Inc., personally known to me to be the person who executed the within instrument on behalf of the corporation and the partnerships, and acknowledged to me that such corporation and the partnerships executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

OFFICIAL SEAL
SHERYL A. HARDEN
NOTARY PUBLIC - State of Arizona
MARICOPA COUNTY
My Comm. Expires Jan. 12, 2008

Sheryl A Harden
Notary Public

STATE OF ____________ §
§
COUNTY OF ____________ §

On this _____ day of ____________, 2007, before me, the undersigned, a Notary Public of said State, duly commissioned and sworn, personally appeared ____________________, ______________ of Crestview Capital Masters, LLC, personally known to me to be the person who executed the within instrument on behalf of the corporation and the partnership, and acknowledged to me that such corporation and such partnership executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____
Notary Public

STATE OF ____________ §
§
COUNTY OF ____________ §

On this _____ day of ____________, 2007, before me, the undersigned, a Notary Public of said State, duly commissioned and sworn, personally appeared ____________________, the ____________ of The Elevation Funds, LLC, personally known to me to be the person who executed the within instrument on behalf of each of said limited partnership, and acknowledged to me that such limited partnership executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____
Notary Public

EXHIBIT "A"

Property Description

Lot 5,
CLEAR CREEK SQUARE, FILING NO. 3,
County of Jefferson,
State of Colorado

EXHIBIT "B"

Permitted Exceptions